UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2020

BROADMARK REALTY CAPITAL INC.

(Exact name of registrant as specified in its charter)

Maryland	001-39134	84-2620891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1420 Fifth Avenue, Suite 2000

Seattle, WA 98101

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (206) 971-0800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act of 1933, as amended:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.001 per share	BRMK	New York Stock Exchange
Warrants, each exercisable for one fourth (1/4th) share of Common Stock at an exercise price of $2.875 per one fourth (1/4th) share	BRMK WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933, as amended, or Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act of 1934, as amended. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 16, 2020, Broadmark Realty Capital Inc. (the “Company”) held its 2020 annual meeting of stockholders (the “Annual Meeting”) in a virtual meeting format. At the Annual Meeting, the Company’s stockholders voted on the two proposals described below. The proposals presented at the Annual Meeting are described in detail in the Company’s Proxy Statement.

As of April 15, 2020, the record date for the Annual Meeting, there were a total of 132,111,329 shares of the Company’s common stock issued and outstanding and entitled to vote on each matter presented for vote at the Annual Meeting. The final results for each of the matters submitted to a vote of the stockholders at the Annual Meeting are as follows:

Proposal 1: Election of Directors.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Joseph L. Schocken	61,971,024	1,930,029	880,023	48,333,825
Jeffrey B. Pyatt	61,998,226	1,949,809	843,041	48,333,825
Stephen G. Haggerty	63,691,165	365,997	723,914	48,333,825
Daniel J. Hirsch	63,433,909	308,241	1,038,926	48,333,825
Kevin M. Luebbers	63,432,812	309,487	1,038,777	48,333,825
Norma J. Lawrence	63,455,780	286,704	1,038,592	48,333,825
David A. Karp	63,431,902	310,410	1,038,764	48,333,825

Proposal 2: Ratification of the selection of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Votes For	Votes Against	Abstentions	Broker Non-Votes
112,032,291	253,035	829,575	Not Applicable

Each of the director nominees was elected and the selection of Moss Adams LLP was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADMARK REALTY CAPITAL INC.

By:	/s/ David Schneider
Name: David Schneider
Title: Chief Financial Officer

Date: June 17, 2020